Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   5.35%
June, 2000   4.97%
May, 2000   5.72%
April, 2000   5.35%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.22%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,607,972,797.02